Exhibit 10.22

PLEDGE ADDENDUM

This Pledge Addendum, dated as of December 31, 2004, is delivered pursuant to that certain Pledge Agreement, dated as of March 31, 2004 (as from time to time amended, modified, supplemented, renewed, extended, or restated, the “Pledge Agreement”), among MATTRESS HOLDING CORP., a Delaware corporation, MATTRESS FIRM, INC., a Delaware corporation, MATTRESS FIRM INVESTMENT MANAGEMENT, INC., an Arizona corporation, FESTRO INC., a Texas corporation, TEAMEXCEL MANAGEMENT COMPANY, a Texas corporation, MATTRESS FIRM OPERATING, LTD., a Texas limited partnership, MATTRESS VENTURE INVESTMENT MANAGEMENT, LLC, an Arizona limited liability company, FESTRO II, LLC, a Texas limited liability company, THE MATTRESS VENTURE, L.P., a Texas limited partnership (each of the foregoing, a “Pledgor” and collectively, jointly and severally, the “Pledgors”), and ABELCO FINANCE LLC, a Delaware limited liability company, as the collateral agent for the lenders under that certain Financing Agreement dated as of March 31, 2004 (in such capacity, together with its successors and assigns, if any, in such capacity, “Collateral Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Pledge Agreement.

Collateral Agent and each Pledgor hereby agree:  (a) that this Pledge Addendum is intended to supplement the Pledge Agreement; (b) Schedule A to this Pledge Addendum is intended to supplement Schedule A to the Pledge Agreement; and (c) Collateral Agent is hereby authorized to attach this Pledge Addendum to the Pledge Agreement, and Schedule A attached thereto, respectively.  This Pledge Addendum is a Loan Document.

[signature pages to follow]

[SIGNATURE PAGE TO PLEDGE ADDENDUM]

S-2

IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Addendum, as of the date first above written.

MATTRESS HOLDING CORP.,
a Delaware corporation

By:	/s/ Jim R. Black
Title:	Treasurer & Secretary

MATTRESS FIRM, INC.,
a Delaware corporation

By:	/s/ Jim R. Black
Title:	CFO

MATTRESS FIRM INVESTMENT
MANAGEMENT, INC.,
an Arizona corporation

By:	/s/ Marc Leder
Title:

FESTRO, INC.,
a Texas corporation

By:	/s/ Jim R. Black
Title:	Treasurer & Secretary

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation

By:	/s/ Jim R. Black
Title:	Treasurer & Secretary

[SIGNATURE PAGE TO PLEDGE ADDENDUM]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership

By: Festro, Inc., its general partner

By:	/s/ Jim R. Black
Title:	Treasurer & Secretary

MATTRESS VENTURE INVESTMENT
MANAGEMENT, LLC,
an Arizona limited liability company

By:	/s/ Marc Leder
Title:

FESTRO II, LLC
a Texas limited liability company

By:	/s/ Jim R. Black
Title:	Treasurer & Secretary

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership

By: Festro II, LLC, its general partner

By:	/s/ Jim R. Black
Title:	Treasurer & Secretary

ABLECO FINANCE LLC,
a Delaware limited liability company, as Collateral Agent

By:	/s/ Alexander J. Ornstein
Title:	Vice President

SCHEDULE A

TO

STOCK PLEDGE AGREEMENT

Pledgor:  Mattress Holding Corp.

Pledged Interests

Issuer	Number of Shares	Class	Certificate Number(s)	Former Name, if any, in which Certificate Issued	Pledgor’s Percentage Ownership	Jurisdiction of Organization	Certificated/ Uncertificated

Georgia Mattress Corp.	100	Common	C-1	None	100%	Georgia	Certificated